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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report JUNE 26, 1999
                        (Date of earliest event reported)



                          DATATRAK INTERNATIONAL, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Ohio                       (000-20699)                34-1685364
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(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
of incorporation)                                            Identification No.)


       20600 Chagrin Boulevard, Cleveland, Ohio                     44122
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       (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:            (216) 921-6505
                                                            -------------------













                                Page 1 of 5 Pages
                         Exhibit Index Appears on Page 3


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Item 5.   Other Events
----------------------

         On June 26, 1999, DataTRAK International, Inc. (the "Company") signed a 3-year, software license and master services agreement with Quintiles, Inc. ("Quintiles"). The software agreement is mutually nonexclusive between the Company, a leader in worldwide use of Electronic Data Capture ("EDC") and Quintiles, the Product Development service group of Quintiles Transnational Corp., the leading healthcare services company to the pharmaceutical industry. The software-licensing portion of the agreement grants Quintiles unlimited use of the Company's five DataTRAK modules, namely: DataTRAK Design(TM), DataTRAK Entry(TM), DataTRAK Review(TM), DataTRAK Report(TM), and DataTRAK Export(TM). The Company will also train, educate and provide help desk assistance to Quintiles employees, investigative site personnel, and sponsor representatives.











                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             DataTRAK INTERNATIONAL, INC.

                             By: /s/ Terry C. Black
                                ------------------------------------------------
                                 Terry C. Black
                                 Vice President of Finance, Chief Financial
                                 Officer, Treasurer and Assistant Secretary


Date:  July 8, 1999












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                                  EXHIBIT INDEX

         EXHIBIT NO.                    DESCRIPTION                        PAGE
         -----------                    -----------                        ----


         99.1              Press Release Issued by the Company
                           on June 30, 1999.                                 4

























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